EXHIBIT 24.1


                                POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Bami Bastani and Thomas Shields, and each of them acting individually, as his attorney-in-fact, each with full power of substitution, for him in any and all capacities, to sign any and all amendments to this Registration Statement, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, and is hereby ratifying and confirming our signatures as they may be signed by our said attorney to any and all amendments to said Registration Statement.

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

             Signature                                           Title                             Date

/s/    Thomas Shields                          Senior Vice President and CFO;                       June 26, 2001
---------------------------------------         (Principal Financial and Accounting
Thomas Shields                                  Officer)


/s/    Ronald Rosenzweig                       Director                                             June 26, 2001
---------------------------------------
Ronald Rosenzweig

/s/    Dennis F. Strigl                        Director                                             June 26, 2001
---------------------------------------
Dennis F. Strigl

/s/    Paul S. Bachow                          Director                                             June 26, 2001
---------------------------------------
Paul S. Bachow

/s/    David Fellows                           Director                                             June 26, 2001
---------------------------------------
David Fellows

/s/    Harry T. Rein                           Director                                             June 26, 2001
---------------------------------------
Harry T. Rein

/s/    Lewis Solomon                           Director                                             June 26, 2001
---------------------------------------
Lewis Solomon
